UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2021

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland		001-32891	20-3552316
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem,	North Carolina		27105
(Address of principal executive offices)			(Zip Code)
 (336) 519-8080
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Hanesbrands Inc. (“Hanesbrands” or the “Company”) has made available on the investors section of its corporate website, www.Hanes.com/investors, certain supplemental materials regarding Hanesbrands’ financial results and business operations (the “Supplemental Information”). The Supplemental Information is furnished herewith as Exhibit 99.1 and is incorporated by reference. All information in the Supplemental Information is presented as of the particular date or dates referenced therein, and Hanesbrands does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Supplemental Information
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2021	HANESBRANDS INC.

	By:	/s/ M. Scott Lewis
M. Scott Lewis
Interim Chief Financial Officer and Chief Accounting Officer